EXHIBIT 99.1

Valeant Pharmaceuticals International Lazard Capital Markets Life Sciences Conference November 29-30, 2005

Valeant Pharmaceuticals International Forward-Looking Statement This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the company's ability to obtain approval of pipeline candidates including Zelapar, Viramidine, pradefovir and Retigabine, within the company's estimated timeline or at all, and successfully expand the company's neurology business, success of efforts to develop, acquire and market new products, and to refocus marketing of products, marketplace acceptance of the company's products, success of the company's strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the company's Securities and Exchange Commission filings.

Valeant Pharmaceuticals International (NYSE:VRX) A unique, GLOBAL, research-based, specialty pharmaceutical company that discovers, develops, manufactures and markets pharmaceutical products in the areas of neurology, infectious disease and dermatology

Company Profile $683 Million in Revenues * 420 Products 2,342 SKUs 1,000 Sales Representatives Research & Development Global Manufacturing 3,800 Employees * For the full year 2004 Valeant Pharmaceuticals International

Valeant Pharmaceuticals International Strategic Plan Innovate & Grow Transform Restructure Valeant Pharmaceuticals International

Restructuring and Transformation Focused on Specialty Pharmaceuticals Grew Core Business Faster than Industry Built New Management Team Improved Governance Standards Divested Non-core Assets Reacquired R&D Capability Restructured Debt Valeant Pharmaceuticals International

Restructuring and Transformation Focused on Specialty Pharmaceuticals Grew Core Business Faster than Industry Built New Management Team Improved Governance Standards Divested Non-core Assets Reacquired R&D Capability Restructured Debt COMPLETE Valeant Pharmaceuticals International

Valeant Pharmaceuticals International Best of Both Worlds

Valeant Pharmaceuticals International

Valeant Pharmaceuticals International

Valeant Pharmaceuticals International Growth Strategy 1.5B Revenue Goal Pipeline Unidentified BD Identified BD Base Business Ribavirin Royalties

Valeant Pharmaceuticals International 1.5B Revenue Goal Pipeline Unidentified BD Identified BD Base Business Ribavirin Royalties

Growth Strategy $1.5B Revenue Goal Pipeline Unidentified BD Identified BD Base Business Ribavirin Royalties 2003 2004 2005 2006 2007 2008 Valeant Pharmaceuticals International

Growth Strategy $1.5B Revenue Goal Pipeline Unidentified BD Base Business Ribavirin Royalties 11% Growth in 2003 17% Growth in 2004 22% Growth YTD 2005 Valeant Pharmaceuticals International

Growth Strategy $1.5B Revenue Goal Pipeline Unidentified BD Promoted Products Non-Promoted Products Ribavirin Royalties 50% Growth in Promoted Products YTD 2005 Valeant Pharmaceuticals International

Valeant Pharmaceuticals International Three Therapeutic Areas Neurology Infectious Disease Dermatology

Valeant Pharmaceuticals International Current Promoted Brands

Valeant Pharmaceuticals International North America

Valeant Pharmaceuticals International DiaStat(R) AcuDial(TM) (diazepam rectal gel) Valeant Quarterly Net Product Sales

EFUDEX(R) Valeant Quarterly Net Product Sales Valeant Pharmaceuticals International

Valeant Pharmaceuticals International KINERASE(R) Valeant Quarterly Net Product Sales

Valeant Pharmaceuticals International N CESAMET(R) 0.5mg 1mg nabilone Canadian purchases master sales data

Valeant Pharmaceuticals International MIGRANAL (dihydroergotamine mesylate, USP) - New easy-to-use delivery system - launched June 2005 - 86% of patients have no recurrence for 24 hours * * REFERENCE: 19. Gallagher RM. Acute treatment of migraine with dihydroergotamine nasal spray. Arch Neurol. 1996; 53:1285-1291. [Pivotal Trial]

North American Efficiencies - Restructured and re-trained entire sales force - Outsourced commercial distribution services ... Reducing costs by 50% - Outsourced returns processing - Inventory management agreements in place with major wholesalers - Improved net-to-gross performance - Discontinued 53 SKUs Valeant Pharmaceuticals International

Europe Valeant Pharmaceuticals International

Tasmar(R) (tolcapone) tablets 100mg/200mg Monthly Factory sales Jan '05 - Sep '05 Valeant Monthly Gross Factory Sales Valeant Pharmaceuticals International

Dermatix (TM) Quarterly Product Sales 2Q04 - 3Q05 Valeant Quarterly Net Product Sales Valeant Pharmaceuticals International

Mestinon(R) pyridostigmine bromide Quarterly Product Sales 2Q04 - 3Q05 Valeant Quarterly Net Product Sales Valeant Pharmaceuticals International

European Efficiencies - Strengthened management team for future global launches - Reallocated investments to high-return markets - Downsized Spanish sales force - Reduced SG&A - Discontinued 110 SKUs Valeant Pharmaceuticals International

Latin America Valeant Pharmaceuticals International

Bedoyecta* Quarterly Product Sales 2Q04 - 3Q05 Valeant Quarterly Net Product Sales Valeant Pharmaceuticals International

Latin American Efficiencies - Improved sales force effectiveness; eliminated contract sales force - Improved distibution operations - Discontinued 109 SKUs Valeant Pharmaceuticals International

AAA Valeant Pharmaceuticals International

Nyal* Quarterly Product Sales 2Q04 - 3Q05 Valeant Quartley Net Product Sales Valeant Pharmaceuticals International

Growth Strategy $1.5B Revenue Goal Pipeline Unidentified BD Base Business Ribavarin Royalties 2003 2004 2005 2006 2007 2008 Valeant Pharmaceuticals International

Global Pharmaceutical Market All Others Neurology $90 Billion (+11%) Infectious Disease $60 Billion (+8%) Dermatology $14.5 Billion (+7%) Total Market: $538 Billion (+7%) IMS Knowledge Link, IMS MIDAS 1Q05 Valeant Pharmaceuticals International

Success Criteria Strategic Fit NPV Positive Accretive in Year 2 Cash Flow Positive Valeant Pharmaceuticals International

Infergen Acquisition Rationale Strategic assest in core therapeutic area - infectious disease Immediate impact on sales with significant growth potential Sales support for anticipated Viramidine launch Valeant Pharmaceuticals International

Infergen Transaction Summary Definitive agreement signed on November 28, 2005 Deal Financials Purchase price of $113.5 million in cash upon closing Milestone payments of up to $22.5 million Inventory of $6.5 million Valeant Pharmaceuticals International

Infergen Transaction Summary Infergen Profile Known as interferon alfacon-1 or consensus interferon Indicated for treatment of chronic hepatitis C infections Approved as monotherapy for naive, refractory, non-responsive patients Infergen Sales $22 million in 2004 Nine Months of 2005 $25.3 million in sales Up 79% from 2004 Valeant Pharmaceuticals International

Valeant Pharmaceuticals International

Growth Strategy $1.5 B Revenue Goal Pipeline Unidentified BD Base Business Ribavirin Royalties 2003 2004 2005 2006 2007 2008 Valeant Pharmaceuticals International

2005 R&D Pipeline Zelapar(R) Viramidine(R) Retigabine Pradefovir VRX 480773 HCV HBV HIV Oncology Discovery Pre-Clinical Phase 1 Phase 2 Phase 3 Post Approval Valeant Pharmaceuticals International

New Zelepar(TM) (selegiline HCI) Orally Disintegrating Tablets MORE to come Valeant Pharmaceuticals International

Zydis Technology Orally Disintegrating Selegiline Buccal mucosa Systemic circulation Liver Metabolism Conventional Selegiline Gut Liver Metabolism Systemic circulation Seager H. J Pharm Pharmacol. 1998;50:375-382 Valeant Pharmaceuticals International

Parkinson's Disease Product Comparisons Medication TASMAR (tolcapone)** Zelapar (selegiline) Mirapex (pramipexole) Agilect (rasagiline) Permax (pergolide) Requip (ropinirole) Comtan (entacapone) Mean Reduction in Awake "Off" Time (hrs)* 3.2 2.2 2.0 1.4 - 1.8 1.8 1.5 1.2 *Hours calculated by subtracting placebo effect from active drug effect **Requires liver monitoring Data compiled from patient inserts for comparison purposes only; data not from head-to-head trials Valeant Pharmaceuticals International

Zelapar: Decrease in OFF Time Mean Daily % OFF Time During Treatment Zelapar Placebo Dose Increase to 2.5 mg/day Mean % OFF Time Improvement Study Week * P less than or equal to 0.05. ** P less than or equal to 0.01. ***P less than or equal to 0.001. Waters CH, et al. Mov Disord. 2004;19:426-432 Valeant Pharmaceuticals International

Zelapar : Increase in Dyskinesia-Free ON Time Mean Daily Hours ON Without Dyskinesias Hours ON Without Dyskinesias Zelapar Placebo Study Week *P less than or equal to 0.05. Waters CH et al. Mov Disord. 2004;19:426-432 Valeant Pharmaceuticals International

VIRAMIDINE (taribavirin)

Viramidine Phase 2 Study: Safety Incidence of Anemia (Hb less than 10 g/dL) Anytime During Therapy Patients (%) Viramidine (BID) Ribavirin *Adjusted for multiple comparisons Valeant Pharmaceuticals International

Viramidine Phase 2 Study: Sustained Virologic Response Overall (ITT; 95% CI) Patients (%) Viramidine (BID) Ribavirin Bayer TMA assay; sensitivity to 5 IU/mL, 25 copies/mL. ITT = intent to treat; CI = confidence interval. Valeant Pharmaceuticals International

Viramidine Phase 3 - Primary endpoints include Safety and Efficacy - Two global, pivotal studies - VISER1 and VISER2 - ~1,000 patients in each study - Reviewed interim Phase 2 results and Phase 3 protocol with FDA - Phase 3 enrollment complete - January 2005 - VISER1 - last patient out by December 2005 - VISER2 - last patient out by mid-2006 - Expect to file NDA by end of 2006 - Expect to launch in 2007 Valeant Pharmaceuticals International

Viramidine: Additional Studies - Viral Kinetic Study - Co-Infection Study - Transplant Study - Registration trials in Japan beginning in early 2006 Valeant Pharmaceuticals International

Viramidine Global Launch Sequence Canada 2008 United Kingdom 2008 Germany 2008 United States 4Q07 France 2008 Italy 2008 Japan 2009 Spain 2008 Valent Pharmaceuticals International

Retigabine Phase 2 Median Percent Reduction from Baseline in Monthly Total Partial Seizure Rate Median % Reduction in Monthly Seizure Rate 13% Placebo (n = 96) 23% 600 mg/day (n = 99) 29%* 900 mg/day (n = 95) 35%* 1,200 mg/day (n = 106) Placebo + AEDs Retigabine + AEDs Source: Study 205; Data on file * statistical significance as compared to placebo (p less than 0.01) Valeant Pharmaceuticals International

Retigabine Phase 2 Responder Rate (Total Partial Seizures) % Responders 16% Placebo (n=96) 23% 600 mg/day (n=99) 32%* 900 mg/day (n-95) 33%* 1,200 mg/day (n=106) Placebo + AEDs Retigabine + AEDs Source: Study 205; Data on file * statistical significance as compared to placebo (p less than 0.01) Valeant Pharmaceuticals International

Retigabine Phase 3: 301 Study Design (US) A randomized, double-blind, placebo-controlled, multicenter, parrallel-group phase 3 study to determine the efficacy and safety of retigabine (1200 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures 45 sites in these Countries United States, Canada, Mexico, Argentina, and Brazil Randomization (N=280) 32 weeks of treatment Retigabine 1200 mg TID (N=140) Placebo (N=140) Ext. Study 303 Valeant Pharmaceuticals International

Retigabine Phase 3: 302 Study Design (ROW) A randomized, double-blind, placebo-controlled, multicenter, parallel-group phase 3 study to determine the efficacy and safety of two doses of retigabine (900 mg/day and 600 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures 55 sites in these Countries Germany, UK, Belgium, Sweden, Australia, South Africa, France, Hungary, Russia, Spain, Poland, Israel, Ukraine Randomization (N=510) 28 weeks of treatment Retigabine 600 mg TID (N=170) Retigabine 900 mg TID (N=170) Placebo (N=170) Ext. Study 304 Valeant Pharmaceuticals International

Pradefovir Phase 2: Study Design Randomized, open-label, active-controlled, parallel, multiple dose study primary endpoint: Median Change in HBV DNA from Baseline 21 sites Taiwan: 11 Singapore: 2 Korea: 6 US: 2 Randomization (N=244) 48 weeks of treatment Pradefovir 5 mg QD (N=47) Pradefovir 10 mg QD (N=49) Pradefovir 20 mg QD (N=48) Pradefovir 30 mg QD (N=48) Adefovir Dipivoxil 10 mg QD (N=50) Ext. Study 202 Valeant Pharmaceuticals International

Pradefovir: Phase 2 Interim Results Mean Change from Baseline in HBV DNA-IT 24 Week Results PDV 5 mg: -3.39 log 10 PDV 10 mg: -4.22 log 10 PDV 20 mg: -4.33 log 10 PDV 30 mg: -5.02 log 10 ADV 10 mg: -3.66 log 10 Mean log 10 c/ml - Pradefovir 5 mg - Pradefovir 10 mg - Pradefovir 20 mg - Pradefovir 30 mg - Hepsera 10 mg Baseline wk 4 wk 12 wk 18 wk 24 Valeant Pharmaceuticals International

Pradefovir Update - Phase 1 clinical trials completed - Presented at AASLD in 2004 and EASL in 2005 - Positive Phase 2 interim results announced in mid-2005 - Detailed Phase 2 interim results presented at AASLD in November 2005 - Final Phase 2 analysis expected by mid-2006 - Expect to begin Phase 3 by mid-2006 Valeant Pharmaceuticals International

Pipeline Projections greater than $1B Potential Sales Retigabine Pradefovir Viramidine Zelapar 2013 Valeant Pharmaceuticals International

Financial Review www.valeant.com Valeant Pharmaceuticals International

Product Sales ($ In millions) Annual ($ In millions) Nine-months/YTD *2002 sales reflect wholesale inventory reduction program Valeant Pharmaceuticals International

Product Sales by Region 2003 Europe 45% AAA 10% North America 19% Latin America 26% Total Product Sales: $518 Million Valeant Pharmaceuticals International

Product Sales by Region 2004 Europe 42% AAA 9% North America 24% Latin America 25% Total Product Sales: $606 Million Valeant Pharmaceuticals International

Product Sales by Region September 2005 Europe 36% AAA 9% North America 32% Latin America 23% Total Product Sales: $526 Million (9 months/YTD) Valeant Pharmaceuticals International

ADJUSTED OPERATING INCOME ($ In Millions) 12 Months Ended December 31 2003 2004 ---- ---- Product Sales $518 $606 Ribavirin Royalties 168 77 ---- ---- 686 683 Cost of Goods Sold 185 200 Selling Expenses 167 193 General & Administrative 111 97 R&D 45 93 Amortization 39 55 Operating Income $139 $45 VALEANT Pharmaceuticals International Note: Includes non-GAAP adjustments

Operating Income Consolidated ($ In millions) 2002 $209 2003 $139 2004 $45 Specialty Pharmaceuticals ($ In millions) 2002 $2 2003 $43 2004 $79 Note: Excludes R & D Division Note: Includes non-GAAP adjustments Valeant Pharmaceuticals International

R & D Investment ($ In millions) $50 2002 $45 2003 $93 2004 Valeant Pharmaceuticals International

SOLID BALANCE SHEET ($ In Millions) December December September 2003 2004 2005 ----------------------------------- Cash & marketable securities $874 $462 $385 Other current assets $284 $309 $324 Non-current assets $767 $751 $837 Current liabilities $162 $192 $228 Long-term debt $1,120 $793 $790 Other liabilities $38 $61 $40 Stockholders’ Equity $605 $476 $488 VALEANT Pharmaceuticals International Includes assets and liabilities from discontinued operations

EBITDA Consolidated ($ in millions) $263 2002 $204 2003 $127 2004 Specialty Pharmaceuticals ($ in millions) $53 2002 $97 2003 $140 2004 Note: Excludes R&D Division Includes non-GAAP adjustments Valeant Pharmaceuticals International

Financial Metrics Cost of Goods Sold 20-25% Selling Expense 25-30% G&A 10-12% R&D 10-12% Actual 2008 Metrics Includes non-GAAP adjustments Valeant Pharmaceuticals International

FINANCIAL METRICS 2002A* 2003A* 2004A* 2005E 2008E Cost of Goods Sold 34% 36% 33% 30-32% 20-25% Selling Expense 35% 32% 32% 30-32% 25-30% G & A 27% 22% 16% 14-16% 10-12% R&D 11% 9% 15% 16-18% 10-12% Effective Tax Rate 42% 38% 26% 33-35% 28-30% VALEANT Pharmaceuticals International * Includes non-GAAP adjustments

PERFORMANCE GOALS 2003 Results* 2004 Results* 2008 Target ------------- ------------- ----------- Ribavirin Royalties $168MM $77MM $0.1B Product Sales $518MM $606MM $1.4B Cost of Goods Sold 36% 33% 20-25% Selling Expense 32% 32% 25-30% G & A 22% 16% 10-12% R & D 9% 15% 10-12% Effective Tax Rate 38% 26% 28-30% VALEANT Pharmaceuticals International *Includes non-GAAP adjustments

PERFORMANCE GOALS EPS greater than $1.90 2003 Results* 2004 Results* 2008 Target ------------- ------------- ----------- Ribavirin Royalties $168MM $77MM $0.1B Product Sales $518MM $606MM $1.4B Cost of Goods Sold 36% 33% 20-25% Selling Expense 32% 32% 25-30% G & A 22% 16% 10-12% R & D 9% 15% 10-12% Effective Tax Rate 38% 26% 28-30% VALEANT Pharmaceuticals International *Includes non-GAAP adjustments

Valeant Pharmaceuticals International Delivering Results Keeping Our Promises Positioning VRX for the Future Valeant Pharmaceuticals International